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                      BOYAR VALUE FUND, INC.

              Prospectus Supplement dated May 25, 2004
                to Prospectus dated May 1, 2004


The following information should replace footnote (e) on page 4 of the prospectus:

(e) Pursuant to a written contract, the Manager, the Adviser and the Distributor have agreed to waive a portion of their management, advisory, and distribution fees and reimburse certain expenses of the Fund (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business) to the extent necessary to limit the Fund's total annual operating expenses to 1.75% of the Fund's average daily net assets (the "expense limitation").The Manager, the Adviser and the Distributor may subsequently recover reimbursed expenses and/or waived fees (within 2 years of the fiscal year end in which the waiver/reimbursement occurred) from the Fund to the extent that the Fund's expense ratio is less than the expense limitation. The Manager, the Adviser and the Distributor have agreed to maintain this expense limitation through at least April 30, 2005.

THIS SUPPLEMENT REPLACES AND SUPERSEDES ANY CONTRARY INFORMATION IN THE FUND'S PROSPECTUS.